Convertible Notes and Note Payable	6 Months Ended
Sep. 30, 2013
Debt Disclosure [Abstract]
Convertible Notes and Note Payable

6. Convertible Notes and Note Payable

In 2010 Telupay PLC issued two 6% promissory notes totaling $150,000 convertible at the election of the holder at a rate of $0.30 per Telupay PLC share. On July 1, 2013 these promissory notes plus interest were converted into Telupay PLC shares.

The Company had short-term 12% interest bearing, unsecured notes of $332,332. As at September 30, 2013 there was interest of $218,428 accrued. This note holder is also owed $142,608 which is non-interest bearing, unsecured and due on demand. The total amount owing to an unrelated party is $693,368 and is now the obligation of the Company.